UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Small Cap Growth Fund

(formerly Scudder Small Cap Growth Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B, C, Investment, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Investment Class shares of DWS Small Cap Growth Fund (formerly Scudder Small Cap Growth Fund) during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Small Cap Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	16.19%	21.80%	22.73%	5.72%	8.31%
Class B	15.74%	20.95%	21.84%	4.94%	7.50%
Class C	15.74%	20.95%	21.84%	4.94%	7.50%
Investment Class	16.19%	21.85%	22.73%	5.72%	8.31%
Class R	16.02%	21.54%	22.47%	5.42%	7.96%
Russell 2000 Growth Index+	16.20%	27.84%	28.14%	8.59%	5.51%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Small Cap Growth Fund	6-Month*	1-Year	Life of Class*
Institutional Class	16.32%	22.13%	16.62%
Russell 2000 Growth Index+	16.20%	27.84%	15.02%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 3/31/06	$ 26.83	$ 26.04	$ 26.04	$ 26.83	$ 26.72	$ 26.93
9/30/05	$ 24.96	$ 24.36	$ 24.36	$ 24.96	$ 24.89	$ 25.01
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 1.96	$ 1.96	$ 1.96	$ 1.96	$ 1.96	$ 1.96
Investment Class Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	419	of	538	78
3-Year	357	of	455	79
5-Year	259	of	368	71
10-Year	67	of	118	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,480	$17,425	$12,444	$20,937
	Average annual total return	14.80%	20.34%	4.47%	7.67%
Class B	Growth of $10,000	$11,795	$17,887	$12,624	$20,619
	Average annual total return	17.95%	21.39%	4.77%	7.50%
Class C	Growth of $10,000	$12,095	$18,087	$12,724	$20,619
	Average annual total return	20.95%	21.84%	4.94%	7.50%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$21,040	$15,098	$17,095
	Average annual total return	27.84%	28.14%	8.59%	5.51%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Growth Fund — Investment Class [] Russell 2000 Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$12,185	$18,488	$13,204	$22,214
	Average annual total return	21.85%	22.73%	5.72%	8.31%
Class R	Growth of $10,000	$12,154	$18,369	$13,021	$21,506
	Average annual total return	21.54%	22.47%	5.42%	7.96%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$21,040	$15,098	$17,095
	Average annual total return	27.84%	28.14%	8.59%	5.51%
DWS Small Cap Growth Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,221,300	$1,218,200
	Average annual total return	22.13%	16.62%
Russell 2000 Growth Index+	Growth of $1,000,000	$1,278,400	$1,191,100
	Average annual total return	27.84%	15.02%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/06
DWS Small Cap Growth Fund	6-Month*	1-Year	Life of Class*
Class S	16.32%	22.13%	16.62%
Class AARP	16.30%	22.16%	16.68%
Russell 2000 Growth Index+	16.20%	27.84%	15.02%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* Class AARP and Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 26.95	$ 26.93
9/30/05	$ 25.03	$ 25.01
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 1.96	$ 1.96
Class S Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	411	of	538	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Growth Fund — Class S [] Russell 2000 Growth Index+

Comparative Results as of 3/31/06
DWS Small Cap Growth Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,213	$12,182
	Average annual total return	22.13%	16.62%
Class AARP	Growth of $10,000	$12,216	$12,190
	Average annual total return	22.16%	16.68%
Russell 2000 Growth Index+	Growth of $10,000	$12,784	$11,911
	Average annual total return	27.84%	15.02%

The growth of $10,000 is cumulative.

* Class AARP and Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,161.90	$ 1,157.40	$ 1,157.40	$ 1,161.90
Expenses Paid per $1,000*	$ 6.74	$ 10.76	$ 10.76	$ 6.74
Actual Fund Return	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,160.20	$ 1,163.00	$ 1,163.20	$ 1,163.20
Expenses Paid per $1,000*	$ 8.08	$ 5.39	$ 5.39	$ 5.39
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,018.70	$ 1,014.96	$ 1,014.96	$ 1,018.70
Expenses Paid per $1,000*	$ 6.29	$ 10.05	$ 10.05	$ 6.29
Hypothetical 5% Fund Return	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,017.45	$ 1,019.95	$ 1,019.95	$ 1,019.95
Expenses Paid per $1,000*	$ 7.54	$ 5.04	$ 5.04	$ 5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
DWS Small Cap Growth Fund	1.25%	2.00%	2.00%	1.25%
Annualized Expense Ratios	Class R	Class AARP	Class S	Institutional Class
DWS Small Cap Growth Fund	1.50%	1.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Robert S. Janis discusses DWS Small Cap Growth Fund's market environment, performance and strategy during the fund's most recent semiannual period ended March 31, 2006.

Q: How did DWS Small Cap Growth Fund perform during the most recent six-month period?

A: DWS Small Cap Growth Fund posted a 16.19% total return for its most recent semiannual period ended March 31, 2006, in line with the 16.20% return of its benchmark, the Russell 2000 Growth Index, and outperforming the 14.99% average return of its peers, represented by the Lipper Small-Cap Growth Funds category.1 (Fund return is for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. It is not possible to invest directly into a Lipper Category.

Q: What were the best and worst individual performers for the fund?

A: Over the six-month period, the top individual contributors to fund performance included Guess?, Inc., Hologic, Inc., and FormFactor, Inc. Guess?, a specialty retailer from the consumer discretionary sector, focuses on casual apparel and accessories for men, women and children. Hologic, from the health care providers and services industry, specializes in diagnostic and medical imaging systems for the health care needs of women, including mammography and osteoporosis assessment products. FormFactor, from the information technology sector, deals in precision, high-performance semiconductor wafer probe cards — technology that checks for deficiencies in chips used to power consumer-electronics devices.

Detractors from performance during the period included Jarden Corp., from the consumer goods area. Jarden manufactures, markets and distributes products through brand names such as First Alert, Sunbeam, Mr. Coffee and Coleman.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: Sector allocation detracted from performance during the period. Our overweight to information technology helped performance, while underweights to industrials and materials and an overweight to health care detracted from returns.2 Stock selection had a strongly positive effect that virtually negated the drag on returns from sector allocation. In general, the fund's holdings in health care, consumer discretionary and industrials outpaced their counterparts in the benchmark, while energy was the only sector in which the fund's holdings lagged the index.

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

From an industry perspective, favorable stock selection within health care equipment and supplies contributed to returns through our investments in Hologic and Schick Technologies, Inc. Our underweight and stock selection within communications equipment in the information technology area also boosted returns through the fund's position in Foundry Networks, Inc.

Detracting from performance was our overweight and unfavorable stock selection within household durables companies due to our investment in Jarden. Performance was also negatively affected by an overweight and weak stock selection within the oil, gas and consumable fuels industry from positions in Alon USA Energy, Inc. and Bill Barrett Corp. (As of March 31, 2006, the position in Alon USA Energy was sold.)

Q: What were the major factors affecting stock market performance during the period?

A: For the six-month period ended March 31, 2006, all market capitalization segments enjoyed positive returns, and micro- and small-cap stocks outperformed mid- and large-cap stocks.3 From a style perspective, growth stocks outperformed value stocks within both the small- and mid-cap areas.4,5

3 "Market capitalization" (or market "cap") is the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid- and small-capitalization stocks. "Large-cap" stocks tend to be the most liquid.

4 "Value stock" refers to a company whose stock price does not seem to fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

5 "Growth stock" refers to a stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

6 "Price to earnings (P/E) ratio" (also, earnings multiple) is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per-share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

Within the Russell 2000 Growth Index, all sectors produced positive returns during the six-month period, with materials and industrials the leading sectors, and energy generating the weakest relative performance. During the fourth quarter of 2005, companies in the third market-cap quintile (i.e., stocks with market capitalization between $452 million and $725 million), with higher-than-average price-to-earnings ratios and higher average volatility posted the best performance.6 Similarly, during the first quarter of this year, low-price stocks (those with per-share prices under $5), stocks with low levels of earnings and profitability, and those with higher-than-average volatility led the market. The outperformance of the areas mentioned helps to illustrate that the positive market environment helped fuel investors' appetite for risk.

Economic trends have been supportive of the performance of small-cap stocks. The US economy continues to grow at a healthy pace. Although the supercharged growth of the first quarter of 2006 (reflecting a rebound from the weakness in the fourth quarter and a mild winter) is likely to subside, economic growth remains slightly above long-term averages, as it has for the past three years. Labor markets continue to perform well: Employment is increasing at an above-average rate and supporting income growth and consumer confidence, and it is doing so without engendering broad-based upward pressure on wages. Business investment continues to expand briskly. Although consumer spending seems likely to moderate after its growth surge in the first quarter, underlying economic trends remain positive.

Q: In light of the results for the most recent period, how do you view the economy and investment markets at present?

A: We think the necessary pullback in the rate of economic growth (necessary in order to keep inflation from accelerating) is likely to emerge, perhaps by the second half of 2006 or in 2007. The cumulative impact of the US Federal Reserve Board's (the Fed's) short-term interest rate increases should begin to gain traction, especially now that long-term interest rates have moved up a bit. We don't anticipate that the economy will weaken unduly. Although the Fed's rate hikes have tightened available credit in an attempt to restrain inflation, Fed policy is not yet restrictive. The backdrop for business investment is favorable, with healthy corporate finances, lean "excess capacity," a strong productivity trend, and still-declining relative prices for goods.7 Growth outside the United States is picking up. All told, we see the economy moderating to historical growth rates, but not below. There are, however, risks to this generally benign "soft-landing" scenario: Growth could slow more severely, especially if housing turns down sharply or if the economy turns out to have been more dependent on a healthy housing market than we think. A greater risk is that demand persists at a rate above historical trends, possibly straining resources and pushing up inflation, and sowing the seeds for a "hard landing" (a sharp decline in growth and profits) later on.

7 "Excess capacity" refers to spare capacity to fuel economic growth (i.e., plant and equipment capacity). When the economy has excess capacity, it means that economic growth can continue without necessarily sparking inflation through a squeeze on the supply of goods or a shortage of workers that can lead to significant wage increases.

The Federal Reserve probably feels that it has completed most of what it set out to do when it began moving away from "policy accommodation" (i.e., a stance in which easier credit was put in place to encourage economic growth) and toward a more neutral stance beginning in June 2004. We expect the Fed to raise short-term rates at least once more — to 5% -— in May. Beyond that, it may step back and monitor the economy's response for a period. Equity markets would benefit if economic growth were to moderate before resources become stretched. Stocks would be vulnerable, however, if economic growth were to remain robust throughout 2006, eliciting a more forceful Fed tightening and raising the risk of a hard landing.

Within the small-cap and mid-cap areas, growth stocks continue to display more attractive valuations than their value counterparts.8 Going forward, we are optimistic that the equity markets will revert to a "stock picker's market," where investors reward quality growth companies that have strong fundamental characteristics. We continue to adhere to our time-tested, fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work in the current market environment.

8 "Valuation" refers to placing a value on an asset. Stock analysis determines the market value of a company's stocks based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	9/30/05

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	9/30/05

Information Technology	28%	24%
Health Care	27%	26%
Consumer Discretionary	14%	19%
Energy	10%	12%
Financials	9%	7%
Industrials	8%	5%
Consumer Staples	4%	5%
Telecommunication Services	—	2%
	100%	100%

Ten Largest Equity Holdings at March 31, 2006 (25.9% of Net Assets)
1. Digital River, Inc. Provider of electronic software	3.0%
2. Guess?, Inc. Designer, developer and marketer of apparel and related consumer products	2.9%
3. Foundry Networks, Inc. Designer and developer of high performance network products	2.8%
4. Centene Corp. Provider of managed care programs	2.7%
5. Euronet Worldwide, Inc. Provider of electronic financial transaction solutions	2.7%
6. FormFactor, Inc. Manufacturer of semiconductor waferprobe cards	2.6%
7. THQ, Inc. Developer of interactive entertainment software	2.5%
8. Actuant Corp. "A" Manufacturer and marketer of a broad range of industrial products	2.3%
9. Hologic, Inc. Manufactures and markets X-ray systems	2.2%
10. Jarden Corp. Provider of niche consumer products used in home preservation	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 96.8%
Consumer Discretionary 13.5%
Hotels Restaurants & Leisure 9.9%
Buffalo Wild Wings, Inc.* (a)	177,800	7,392,924
McCormick & Schmick's Seafood Restaurants, Inc.*	220,300	5,611,041
Orient-Express Hotels Ltd. "A"	283,400	11,117,782
P.F. Chang's China Bistro, Inc.* (a)	229,800	11,326,842
Red Robin Gourmet Burgers, Inc.* (a)	219,000	10,336,800
Shuffle Master, Inc.* (a)	332,550	11,885,337
		57,670,726
Specialty Retail 3.0%
Guess?, Inc.*	433,900	16,969,829
Hot Topic, Inc.*	50,300	729,350
		17,699,179
Textiles, Apparel & Luxury Goods 0.6%
Gildan Activewear, Inc.*	68,100	3,236,112
Consumer Staples 4.1%
Household Products 2.1%
Jarden Corp.* (a)	387,000	12,712,950
Personal Products 2.0%
Herbalife Ltd.*	343,800	11,610,126
Energy 10.0%
Energy Equipment & Services 4.6%
Atwood Oceanics, Inc.*	112,400	11,353,524
Grey Wolf, Inc.*	1,276,500	9,497,160
Hornbeck Offshore Services, Inc.*	169,000	6,095,830
		26,946,514
Oil, Gas & Consumable Fuels 5.4%
Bill Barrett Corp.*	177,400	5,781,466
Carrizo Oil & Gas, Inc.*	486,400	12,641,536
EXCO Resources, Inc.*	428,100	5,364,093
Western Refining, Inc.*	350,200	7,571,324
		31,358,419
Financials 9.1%
Banks 5.5%
PrivateBancorp, Inc. (a)	217,300	9,015,777
Signature Bank*	380,700	12,407,013
Wintrust Financial Corp.	189,100	10,999,947
		32,422,737
Capital Markets 1.8%
optionsXpress Holdings, Inc.	359,700	10,460,076
Diversified Financial Services 0.1%
Portfolio Recovery Associates, Inc.*	8,786	411,448
Insurance 1.7%
National Financial Partners Corp.	171,800	9,710,136
Health Care 26.1%
Health Care Equipment & Supplies 9.3%
ArthroCare Corp.* (a)	238,600	11,409,852
Hologic, Inc.*	234,100	12,957,435
Schick Technologies, Inc.*	207,900	10,374,210
SonoSite, Inc.* (a)	149,000	6,055,360
Viasys Healthcare, Inc.*	288,100	8,666,048
West Pharmaceutical Services, Inc.	142,600	4,951,072
		54,413,977
Health Care Providers & Services 16.8%
Amedisys, Inc.* (a)	306,100	10,636,975
AMERIGROUP Corp.*	539,600	11,353,184
Centene Corp.* (a)	544,700	15,888,899
Chemed Corp.	207,500	12,313,050
Eclipsys Corp.*	449,300	10,607,973
HealthExtras, Inc.*	280,500	9,901,650
LCA-Vision, Inc.	220,100	11,029,211
Nighthawk Radiology Holdings, Inc.* (a)	240,100	5,735,989
Providence Service Corp.*	14,582	474,207
Psychiatric Solutions, Inc.*	295,400	9,786,602
		97,727,740
Industrials 7.4%
Aerospace & Defense 1.0%
BE Aerospace, Inc.*	227,200	5,707,264
Electrical Equipment 1.6%
Energy Conversion Devices, Inc.*	185,600	9,127,808
Machinery 3.7%
Actuant Corp. "A"	218,500	13,376,570
Watts Water Technologies, Inc. "A"	228,300	8,296,422
		21,672,992
Trading Companies & Distributors 1.1%
H&E Equipment Services, Inc.*	223,100	6,496,672
Information Technology 26.6%
Communications Equipment 2.8%
Foundry Networks, Inc.*	897,500	16,298,600
Computers & Peripherals 1.4%
Intermec, Inc.*	270,000	8,237,700
Electronic Equipment & Instruments 1.5%
Itron, Inc.*	145,500	8,708,175
Internet Software & Services 4.9%
Digital River, Inc.* (a)	400,100	17,448,361
j2 Global Communications, Inc.* (a)	242,300	11,388,100
		28,836,461
IT Consulting & Services 2.7%
Euronet Worldwide, Inc.* (a)	411,900	15,582,177
Semiconductors & Semiconductor Equipment 8.1%
FormFactor, Inc.*	386,100	15,181,452
Power Integrations, Inc.*	474,500	11,758,110
Semtech Corp.*	595,400	10,651,706
Silicon Laboratories, Inc.*	179,500	9,863,525
		47,454,793
Software 5.2%
Hyperion Solutions Corp.*	328,650	10,713,990
Mentor Graphics Corp.*	443,026	4,895,437
THQ, Inc.* (a)	556,950	14,419,436
		30,028,863
Total Common Stocks (Cost $430,187,471)		564,531,645

Securities Lending Collateral 21.2%
Daily Assets Fund Institutional, 4.73%(b) (c) (Cost $123,433,845)	123,433,845	123,433,845

Cash Equivalents 2.5%
Cash Management QP Trust, 4.64%(d) (Cost $14,572,721)	14,572,721	14,572,721
	% of Net Assets	Value ($)
,
Total Investment Portfolio (Cost $568,194,037)+	120.5	702,538,211
Other Assets and Liabilities, Net	(20.5)	(119,416,406)
Net Assets	100.0	583,121,805

* Non-income producing security.

+ The cost for federal income tax purposes was $568,274,084. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $134,264,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $137,118,765 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,854,638.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $120,236,248 which is 20.6% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $430,187,471) — including $120,236,248 of securities loaned	$ 564,531,645
Investment in Daily Assets Fund Institutional (cost $123,433,845)*	123,433,845
Investment in Cash Management QP Trust (cost $14,572,721)	14,572,721
Total investments in securities, at value (cost $568,194,037)	702,538,211
Receivable for investments sold	7,421,751
Receivable for Fund shares sold	8,610,607
Dividends receivable	39,778
Interest receivable	68,447
Other assets	70,046
Total assets	718,748,840
Liabilities
Payable for investments purchased	5,734,846
Payable for Fund shares redeemed	5,879,373
Accured management fee	296,105
Payable upon return of securities loaned	123,433,845
Other accrued expenses and payables	282,866
Total liabilities	135,627,035
Net assets, at value	$ 583,121,805
Net Assets
Net assets consist of: Accumulated net investment loss	(2,566,373)
Net unrealized appreciation (depreciation) on investments	134,344,174
Accumulated net realized gain (loss)	(34,003,725)
Paid-in capital	485,347,729
Net assets, at value	$ 583,121,805

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($93,722,598 ÷ 3,492,868 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.83
Maximum offering price per share (100 ÷ 94.25 of $26.83)	$ 28.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,160,342 ÷ 313,415 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 26.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,024,795 ÷ 423,369 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 26.04
Investment Class Net Asset Value, offering and redemption price(a) per share ($370,808,196 ÷ 13,819,989 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.83
Class R Net Asset Value, offering and redemption price(a) per share ($9,116,425 ÷ 341,128 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.72
Class AARP Net Asset Value, offering and redemption price(a) per share ($4,439,042 ÷ 164,688 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.95
Class S Net Asset Value, offering and redemption price(a) per share ($80,487,060 ÷ 2,988,557 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.93
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,363,347 ÷ 199,168 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 26.93

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 363,760
Interest — Cash Management QP Trust	244,942
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	98,021
Total Income	706,723
Expenses: Investment advisory fee	1,721,523
Administrator service fee	1,480,463
Distribution and shareholder servicing fees	208,121
Auditing	25,755
Legal	16,800
Trustees' fees and expenses	11,470
Reports to shareholders	35,510
Registration fees	49,500
Other	13,028
Total expenses before expense reductions	3,562,170
Expense reductions	(291,276)
Total expenses after expense reductions	3,270,894
Net investment income (loss)	(2,564,171)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	21,192,597
Net unrealized appreciation (depreciation) during the period on investments	62,446,938
Net gain (loss) on investment transactions	83,639,535
Net increase (decrease) in net assets resulting from operations	$ 81,075,364

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income (loss)	$ (2,564,171)	$ (5,040,260)
Net realized gain (loss) on investment transactions	21,192,597	60,663,965
Net unrealized appreciation (depreciation) during the period on investment transactions	62,446,938	14,573,047
Net increase (decrease) in net assets resulting from operations	81,075,364	70,196,752
Distributions to shareholders from: Net realized gains: Class A	(6,510,457)	(345,056)
Class B	(607,073)	(26,552)
Class C	(793,697)	(37,721)
Investment Class	(25,558,996)	(2,440,122)
Class R	(456,845)	(8,399)
Class AARP	(298,211)	—
Class S	(5,752,928)	—
Institutional Class	(345,515)	—
Fund share transactions: Proceeds from shares sold	84,483,567	117,031,105
Net assets acquired in tax-free reorganization	—	151,734,622
Reinvestment of distributions	38,653,847	2,705,516
Cost of shares redeemed	(95,230,997)	(182,721,104)
Redemption fees	4,550	4,379
Net increase (decrease) in net assets from Fund share transactions	27,910,967	88,754,518
Increase (decrease) in net assets	68,662,609	156,093,420
Net assets at beginning of period	514,459,196	358,365,776
Net assets at end of period (including accumulated net investment loss of $2,566,373 and $2,202, respectively)	$ 583,121,805	$ 514,459,196

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.96	$ 21.29	$ 19.74	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.25)	(.20)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.96	4.09	1.75	3.32	(4.08)
Total from investment operations	3.83	3.84	1.55	3.16	(4.11)
Less distributions from: Net realized gain on investment transactions	(1.96)	(.17)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 26.83	$ 24.96	$ 21.29	$ 19.74	$ 16.58
Total Return (%)[d]	16.19**	17.91	7.95	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	80	40	25.6
Ratio of expenses before expense reductions (%)	1.36*	1.37	1.35	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.98)*	(1.03)	(.93)	(.90)	(.75)*
Portfolio turnover rate (%)	80*	119	116	74	87[e]

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.36	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.21)	(.42)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.85	4.01	1.74	3.31	(4.08)
Total from investment operations	3.64	3.59	1.38	3.01	(4.14)
Less distributions from: Net realized gain on investment transactions	(1.96)	(.17)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 26.04	$ 24.36	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[d]	15.74**	17.06	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	3	2.3
Ratio of expenses before expense reductions (%)	2.11*	2.11	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.73)*	(1.78)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	80*	119	116	74	87[e]

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.36	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.21)	(.42)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.85	4.01	1.74	3.31	(4.08)
Total from investment operations	3.64	3.59	1.38	3.01	(4.14)
Less distributions from: Net realized gain on investment transactions	(1.96)	(.17)	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 26.04	$ 24.36	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[d]	15.74**	17.06	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	5	2.1
Ratio of expenses before expense reductions (%)	2.09*	2.10	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.73)*	(1.78)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	80*	119	116	74	87[e]

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.96	$ 21.29	$ 19.74	$ 16.57	$ 19.73	$ 26.95
Income (loss) from investment operations: Net investment income (loss)	(.13)[b]	(.25)[b]	(.20)[b]	(.16)[b]	(.13)[b]	(.12)
Net realized and unrealized gain (loss) on investment transactions	3.96	4.09	1.75	3.33	(3.03)	(5.53)
Total from investment operations	3.83	3.84	1.55	3.17	(3.16)	(5.65)
Less distributions from: Net realized gain on investment transactions	(1.96)	(.17)	—	—	—	(1.57)
Redemption fees	.00***	.00*	—	—	—	—
Net asset value, end of period	$ 26.83	$ 24.96	$ 21.29	$ 19.74	$ 16.57	$ 19.73
Total Return (%)[c]	16.19**	17.91	7.95	19.13	(16.02)	(21.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	326	310	313	204	241
Ratio of expenses before expense reductions (%)	1.36*	1.37	1.35	1.37	1.40[d]	1.46[d]
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(.98)*	(1.03)	(.93)	(.90)	(.63)	(.53)
Portfolio turnover rate (%)	80*	119	116	74	87[e]	109

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The expense ratio of the Small Cap Portfolio is included in this ratio.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended September 30,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.89	$ 21.29	$ 20.06
Income (loss) from investment operations: Net investment income (loss)[c]	(.16)	(.31)	(.25)
Net realized and unrealized gain (loss) on investment transactions	3.95	4.08	1.48
Total from investment operations	3.79	3.77	1.23
Less distributions from: Net realized gain on investment transactions	(1.96)	(.17)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 26.72	$ 24.89	$ 21.29
Total Return (%)[d]	16.02**	17.68	6.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	4	1
Ratio of expenses before expense reductions (%)	1.58*	1.54	1.60*
Ratio of expenses after expense reductions (%)	1.50*	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.23)*	(1.28)	(1.14)*
Portfolio turnover rate (%)	80*	119	116

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.03	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.98	1.30
Total from investment operations	3.88	1.15
Less distributions from: Net realized gain on investment transactions	(1.96)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 26.95	$ 25.03
Total Return (%)[d]	16.30**	4.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4
Ratio of expenses before expense reductions (%)	1.11*	1.12*
Ratio of expenses after expense reductions (%)	1.00*	1.00*
Ratio of net investment income (loss) (%)	(.73)*	(.78)*
Portfolio turnover rate (%)	80*	119

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period December 20, 2004 (commencement of operations of Class AARP shares) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.98	1.28
Total from investment operations	3.88	1.13
Less distributions from: Net realized gain on investment transactions	(1.96)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 26.93	$ 25.01
Total Return (%)[d]	16.32**	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	79
Ratio of expenses before expense reductions (%)	1.11*	1.12*
Ratio of expenses after expense reductions (%)	1.00*	1.00*
Ratio of net investment income (loss) (%)	(.73)*	(.78)*
Portfolio turnover rate (%)	80*	119

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.98	1.28
Total from investment operations	3.88	1.13
Less distributions from: Net realized gain on investment transactions	(1.96)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 26.93	$ 25.01
Total Return (%)[d]	16.32**	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4
Ratio of expenses before expense reductions (%)	1.11*	1.12*
Ratio of expenses after expense reductions (%)	1.00*	1.00*
Ratio of net investment income (loss) (%)	(.73)*	(.78)*
Portfolio turnover rate (%)	80*	119

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to September 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Growth Fund (formerly Scudder Small Cap Growth Fund) (the "Fund") is a diversified series of DWS Advisor Funds (formerly Scudder Advisor Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund inherited approximately $228,270,000 of capital loss carryforwards from its merger with Scudder 21st Century Growth Fund, which may be applied against any net realized taxable gains. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $153,013,000 cannot be utilized by the Fund. During the year ended September 30, 2005 the Fund utilized approximately $20,521,000 of the remaining $75,257,000 capital loss carryforward. At September 30, 2005, the Fund had a net tax basis capital loss carryforward of $54,736,000 which may be applied against any net realized taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($12,104,000), September 30, 2009 ($27,924,000), September 30, 2010 ($6,479,000), September 30, 2011 ($6,479,000) and September 30, 2012 ($1,750,000).

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $206,118,362 and $228,941,030, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annualized rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended March 31, 2006, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Class AARP	1.00%
Class S	1.00%
Institutional Class	1.00%

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C, R, AARP, S and Institutional Class shares of the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2006, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 167,703	$ 44,856	$ 17,695
Class B	15,507	3,994	1,672
Class C	20,241	4,488	2,282
Investment Class	1,094,768	181,072	134,382
Class R	12,657	2,647	5,684
Class AARP	8,028	2,158	—
Class S	152,421	40,673	19,339
Institutional Class	9,138	2,466	1,518
	$ 1,480,463	$ 282,354	$ 182,572

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class A	$ 104,814	$ 18,840
Class B	29,077	5,176
Class C	37,953	6,759
Class R	7,910	2,582
	$ 179,754	$ 33,357

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class B	$ 9,520	$ 1,723.25%
Class C	11,708	1,743.23%
Class R	7,139	3,006.22%
	$ 28,367	$ 6,472

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $4,999.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for the Fund's Class B and C shares was $12,606 and $224, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,320, of which $7,320 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $8,922, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	765,552	$ 19,254,726	1,534,532	$ 36,719,517
Class B	18,992	463,455	44,838	1,045,566
Class C	61,623	1,508,924	110,630	2,605,279
Investment Class	1,899,063	48,371,841	2,324,883	55,571,866
Class R	232,024	5,808,773	147,095	3,505,001
Class AARP	34,421	877,305	24,475*	598,637*
Class S	295,437	7,417,063	562,427*	13,438,758*
Institutional Class	30,183	781,480	147,980*	3,546,481*
		$ 84,483,567		$ 117,031,105
Shares issued in tax-free reorganization**
Class A	—	$ —	1,025,698	$ 24,493,662
Class B	—	—	240,452	5,636,196
Class C	—	—	230,731	5,408,327
Class AARP	—	—	162,620*	3,883,362*
Class S	—	—	4,610,344*	110,095,022*
Institutional Class	—	—	92,883*	2,218,053*
		$ —		$ 151,734,622
Shares issued to shareholders in reinvestment of distributions
Class A	261,807	$ 6,377,623	13,900	$ 335,002
Class B	24,008	568,756	1,074	25,415
Class C	31,420	744,343	1,464	34,661
Investment Class	998,275	24,317,964	95,520	2,302,039
Class R	15,216	369,435	348	8,399
Class AARP	11,815	288,879	—	—
Class S	230,918	5,641,332	—	—
Institutional Class	14,143	345,515	—	—
		$ 38,653,847		$ 2,705,516
Shares redeemed
Class A	(739,117)	$ (18,258,847)	(1,225,590)	$ (29,247,676)
Class B	(49,051)	(1,195,363)	(123,455)	(2,913,751)
Class C	(63,599)	(1,546,307)	(165,264)	(3,859,747)
Investment Class	(2,139,869)	(54,018,063)	(3,919,137)	(93,776,619)
Class R	(73,005)	(1,817,572)	(31,862)	(763,170)
Class AARP	(38,993)	(978,427)	(29,650)*	(717,241)*
Class S	(697,431)	(17,305,964)	(2,013,138)*	(49,470,883)*
Institutional Class	(4,372)	(110,454)	(81,649)*	(1,972,017)*
		$ (95,230,997)		$ (182,721,104)
Redemption fees		$ 4,550		$ 4,379
Net increase (decrease)
Class A	288,242	$ 7,375,226	1,348,540	$ 32,300,938
Class B	(6,051)	(163,071)	162,909	3,793,426
Class C	29,444	706,961	177,561	4,188,574
Investment Class	757,469	18,673,148	(1,498,734)	(35,899,991)
Class R	174,235	4,360,760	115,581	2,750,323
Class AARP	7,243	187,794	157,445*	3,764,758*
Class S	(171,076)	(4,246,392)	3,159,633*	74,063,973*
Institutional Class	39,954	1,016,541	159,214*	3,792,517*
		$ 27,910,967		$ 88,754,518

* For the period December 20, 2004 (commencement of operations of Class AARP, S and Institutional Class shares) to September 30, 2005.

** On December 17, 2004, the Scudder 21st Century Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SSDAX	SSDBX	SSDCX	BTSCX	SSDIX
CUSIP Number	23336Y 471	23336Y 671	23336Y 771	23336Y 821	23336Y 763
Fund Number	471	671	771	821	1471
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SSDRX
CUSIP Number	23336Y 797
Fund Number	1511
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSDPX	SSDSX
Fund Number	2214	2314

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006